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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : May 11, 2000

                           SIMON PROPERTY GROUP, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                        001-14469                    046268599
     --------                       ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


   115 WEST WASHINGTON STREET
       INDIANAPOLIS, INDIANA                                        46204
       ---------------------                                        -----

  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 317.636.1600

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events

   On May 9, 2000, the Registrant issued a press release containing information on earnings for the quarter ended March 31, 2000 and other matters. A copy of the press release is included as an exhibit to this filing.

   On May 11, 2000, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of March 31, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

Item 7. Financial Statements and Exhibits

   Financial Statements:

None

   Exhibits:

                                                                         Page Number in
     Exhibit No. Description                                              This Filing
     ----------- -----------                                             --------------
        99.1     Supplemental Information as of March 31, 2000                  5
        99.2     Earnings Release for the quarter ended March 31, 2000         30



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated: May 11, 2000

                                          SIMON PROPERTY GROUP, INC.

                                          By: /s/ Stephen E. Sterrett
                                             __________________________________
                                               Stephen E. Sterrett,
                                               Treasurer



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

                              SIMON PROPERTY GROUP

                               Table of Contents
                              As of March 31, 2000

Description                                                           Page
-----------                                                           -----
Exhibit 99.1Supplemental Information...........................
          Overview.............................................           5
          Ownership Structure..................................         6-8
          Reconciliation of Income to Funds from Operations
          ("FFO")..............................................           9
          Selected Financial Information.......................       10-11
          Portfolio GLA, Occupancy & Rent Data.................          12
          Rent Information.....................................          13
          Lease Expirations....................................       14-15
          Debt Amortization and Maturities by Year.............          16
          Summary of Indebtedness..............................          17
          Summary of Indebtedness by Maturity..................       18-24
          Summary of Variable Rate Debt and Interest Rate
          Protection Agreements................................       25-26
          New Development Activities...........................          27
          Significant Renovation/Expansion Activities..........          28
          Capital Expenditures.................................          29
Exhibit 99.2Press Release......................................       30-36



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